SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 21, 2003

SUPPORTSOFT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

575 Broadway, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 556-9440
(Registrant’s telephone number, including area code)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release dated April 14, 2003
99.2	Transcript of April 14, 2003 conference call

Item 9.	REGULATION FD DISCLOSURE (information provided pursuant to Item 12—Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under Item 12—Results of Operations and Financial Condition, is instead furnished under Item 9—Regulation FD Disclosure.

On April 14, 2003, SupportSoft, Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2003, and presented additional information during a related conference call held on April 14, 2003. The press release and the conference call contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued April 14, 2003 and the related conference call transcript are furnished herewith as Exhibit Nos. 99.1 and 99.2 respectively, to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2003

SUPPORTSOFT, INC.

By:	/s/ Brian M. Beattie
Brian M. Beattie Senior Vice President of Finance and Administration and Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 14, 2003

99.2	Transcript of April 14, 2003 conference call